EXHIBIT 10.4

JOINDER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This JOINDER to AMENDED AND RESTATED Loan and Security Agreement (“Joinder”) is entered into as of April 29, 2014 by and among AK TUBE LLC, a Delaware limited liability company (“AK Tube”), AK STEEL CORPORATION, a Delaware corporation (“Borrower”), and BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”).
Recitals
A.    The Borrower, the Lenders and the Agent are party to that certain Amended and Restated Loan and Security Agreement, dated as of March 17, 2014 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Capitalized terms defined in the Loan Agreement, where used and not otherwise defined in this Joinder, shall have the same meanings in this Joinder as are defined in the Loan Agreement.
B.    AK Tube desires to execute this Joinder and to become a Borrowing Base Guarantor under the Loan Agreement.
NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

ARTICLE 1

JOINDER

Section 1.1    Joinder to Loan Agreement.

(a)AK Tube hereby joins in the execution of, and becomes a party to, the Loan Agreement as a Borrowing Base Guarantor thereunder. AK Tube hereby assumes and agrees to perform, for the benefit of the Lenders and Agent, all of the obligations of a Borrowing Base Guarantor under the Loan Agreement and the other Loan Documents, as direct and primary obligations of AK Tube (including any such obligations that may have accrued prior to the date hereof, as applicable) and further agrees that it shall comply with and be fully bound by the terms of the Loan Agreement as if it had been a signatory thereto as a Borrowing Base Guarantor as of the date thereof; provided that the representations and warranties made by AK Tube thereunder shall be deemed to be made as of the date hereof. Without limiting the generality of the foregoing, to secure the prompt payment and performance of all Obligations (specifically including, without limitation, each of the Guaranteed Obligations of AK Tube arising under and as defined in the Subsidiary Guaranty (as defined below)), AK Tube hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of the Collateral of AK Tube, whether now owned or hereafter acquired, and wherever located (it being agreed and acknowledged that as of the date hereof, the Lenders are extending new credit based upon and in reliance on AK Tube’s grant of the security interest set forth herein).

(b)Lenders and Agent shall be entitled to rely on this Joinder as evidence that AK Tube has joined the Loan Agreement and any Other Agreements, as applicable, as a Borrowing Base Guarantor and is fully obligated thereunder.

ARTICLE 2
MISCELLANEOUS

Section 2.1    Conditions to Effectiveness. This Joinder shall become effective upon satisfaction or waiver of the following conditions precedent, as determined by the Agent in its reasonable discretion:

(c)this Joinder shall have been duly executed and delivered by the Agent, Borrower and AK Tube;

(d)Agent shall have received a fully executed and delivered secretary’s certificates of AK Tube and AK Properties certifying and attaching (i) such Person’s Organic Documents; (ii) resolutions authorizing the transactions contemplated by this Joinder; (iii) incumbency certificates, in each case, in form and substance reasonably acceptable to Agent and (iv) certificates of good standing issued by the secretary of state of the state of Delaware and each other state where such Person’s conduct of business or ownership of Property necessitates qualification (other than, in the case of AK Tube, the state of Indiana);

(e)Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a knowledgeable Senior Officer of each of AK Tube and AK Properties certifying that, after giving effect to the transactions hereunder, (i) no Default or Event of Default exists; and (ii) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct;

(f)Agent shall have received an opinion of Weil, Gotshal & Manges LLP and the general counsel or assistant general counsel of the Borrower, in each case, in form and substance reasonably acceptable to Agent;

(g)Agent shall have received supplements to Schedules 8.6.1 and 9.1.12 of the Loan Agreement setting forth all business locations and Intellectual Property, as applicable, of AK Tube as of the date hereof;

(h)Agent shall have received a supplement to the Deposit Account List setting forth all Deposit Accounts held by AK Tube as of the date hereof;

(i)Agent shall have received a fully executed Deposit Account Control Agreement, in form reasonably satisfactory to Agent, duly executed by AK Tube, Agent and Bank of America, N.A., as depository bank; and

(j)Agent shall have received a fully-executed copy of that certain Subsidiary Guaranty, dated as of the date hereof (the “Subsidiary Guaranty”), by and among AK Tube, AK Properties, Borrower and Agent.

Section 2.2    Representations, Warranties, and Covenants of Borrower and AK Tube.
(a)    The Borrower hereby represents and warrants that, as of the date of this Joinder and after giving effect hereto, the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)    AK Tube hereby represents and warrants that, as of the date of this Joinder and after giving effect hereto, the representations and warranties of AK Tube contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof.

Section 2.3    Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Joinder shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Joinder shall constitute a Loan Document.

Section 2.4    Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrower agrees to pay on demand all reasonable, documented and out-of-pocket costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Joinder and all related documentation, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Section 2.5    Counterparts. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of a signature page of this Joinder by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart.

Section 2.6    Reaffirmation. Each of Borrower and AK Tube hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Joinder, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

Section 2.7    No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

Section 2.8    GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 2.9    Additional Agreements. On or before May 30, 2014 (or such later date as may be approved by the Agent in its reasonable discretion in writing), AK Tube shall deliver to Agent a certificate of foreign qualification of AK Tube issued by the secretary of state, or other applicable official, of the state of Indiana in form and substance reasonably satisfactory to the Agent. Notwithstanding any provision in the Loan Agreement to the contrary, any failure of AK Tube to comply with this Section 2.9 shall constitute an immediate Event of Default under the Loan Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the day and year first written above.

AK STEEL CORPORATION

By:	/s/ Roger K. Newport
Name:	Roger K. Newport
Title:	Vice President, Finance and Chief
Financial Officer

AK TUBE LLC

By:	/s/ Edward J. Urbaniak, Jr.
Name:	Edward J. Urbaniak, Jr.
Title:	President

[Signature Page to Joinder to Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Brian Conole
Name:	Brian Conole
Title:	Senior Vice President

[Signature Page to Joinder to Amended and Restated Loan and Security Agreement]

Schedule 8.6.1

to
Joinder to Amended and Restated Loan and Security Agreement

BUSINESS LOCATIONS

1.	AK Tube LLC (“AK Tube”) currently has the following business locations, and no others:
AK Tube LLC

Chief Executive Office:

30400 East Broadway
Walbridge, OH 43465

Other Locations:

150 West 450 South
Columbus, IN 47201

2.	In the five years preceding the Closing Date, AK Tube has had no office or place of business located in any county other than as set forth above, except: None.

3.	Each Material Subsidiary currently has the following business locations, and no others:
AK Steel Properties, Inc.

Chief Executive Office:
9227 Centre Pointe Drive
West Chester, OH 45069

Other Locations:

1011 Centre Rd #310
Wilmington, DE 19805

4.	The following bailees, warehouseman, similar parties and consignees hold inventory of AK Tube:

See ANNEX A.

ANNEX A

Third Party Name	Third Party Address	City	State	Zip
Perfect Cut-Off Inc.	29201 Anderson Road	Wickliffe	OH	44092
Fulton County Processing	7800 State Route 109	Delta	OH	43515
Quality Tube	701 E Industrial Pkwy	Fayette	OH	43521
Precision Cut Off	7400 Airport Hwy	Holland	OH	43528
HP Products - SMI	512 W. Gorgas St.	Louisville	OH	44641
Heidtman Steel	2401 Front St	Toledo	OH	43605
Franklen Brazing & Metal Treating	2025 McKinley Blvd	Lebanon	OH	45036
Stam, Inc.	7350 Production Drive	Mentor	OH	44060
Vision Pickling	9341 State Route 23	Waterman	IL	60556
Pre Annealed Brazing Concepts	94 Concepts Drive	Coldwater	MI	49036
Production Tube Cutting	110 S Smithville Rd.	Dayton	OH	45403
Diamond Mfg.	600 Royal Road	Michigan City	MI	46390
Alphi Manufacturing Inc.	576 Beck St.	Jonesville	MI	49250
Set Enterprises	PO Box 117	North Vernon	IN	47265
JETT Cutting	6510 S. Austin Avenue	Bedford Park	IL	60638
Precision Tube Inc	1025 Fortune Dr.	Richmond	KY	40475
Earle M. Jorgensen Co.	2301 Airwest Blvd.	Plainfield	IN	46168
Set Enterprises-New Boston	36211 S. Huron Road	New Boston	MI	48164
Perforated Tube Works, LLC	7651 Stonehedge Ln.	Manlius	NY	13104
Imperial Group	4969 Stepp Place, IFC-VA Plant 32	Dublin	VA	24084
JDM Steel	330 East Joe Orr Road Building C	Chicago Heights	IL	60411

Schedule 9.1.12

to
Joinder to Amended and Restated Loan and Security Agreement

ROYALTIES

None.

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES
None.